SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2011
______________________

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-3034	XCEL ENERGY	41-0448030
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2011, Richard C. Kelly, the Chairman and Chief Executive Officer of Xcel Energy Inc. (the “Company”), announced his intention to retire as Chairman and CEO effective August 24, 2011, completing 43 years of distinguished service to the Company. Benjamin G.S. Fowke III, who currently serves as President and Chief Operating Officer, was named by the Board to succeed Mr. Kelly as Chairman and Chief Executive Officer upon Mr. Kelly’s retirement in August 2011.

On May 18, 2011, the Company issued the press release on this topic attached hereto as Exhibit 99.01. The press release is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2011, at the Company’s 2011 annual meeting of the shareholders, the shareholders, upon the recommendation of the Company’s Board of Directors, approved certain amendments to, and the restatement of, the Company’s Restated Articles of Incorporation. The amendments consisted of the following:

•	revising the range of the number of directors to between 7 and 15 so that the Company’s Restated Articles of Incorporation are consistent with the Company’s Restated Bylaws;
•	authorizing the Board to take action by less than unanimous written consent of the directors in actions not needing approval by the shareholders;
•	removing the names and residences of former directors from Article IV.1; and
•	providing for certain stylistic, clarifying and conforming changes.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2011 annual meeting of shareholders on May 18, 2011. At the meeting, shareholders:

•	elected all 11 of the directors nominated by the Board of Directors;
•	approved the increase in the number of shares under the Company’s Non-Employee Directors’ Stock Equivalent Plan from 750,000 to 2,750,000;
•	approved certain amendments to, and the restatement of, the Company’s Restated Articles of Incorporation as discussed in Item 5.03 above,
•	approved, on an advisory basis, an annual frequency for future advisory votes on executive compensation;
•	approved an advisory vote on executive compensation; and
•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

Proposal No. 3 to amend the Company’s Restated Articles of Incorporation to eliminate cumulative voting in the election of directors required the approval of our common stock and preferred stock voting together, as well as voting separately by class and by each series of preferred stock, under Minnesota law. The proposal was not approved because it did not receive a majority of the votes cast by two of the six series of preferred stock. For more information on this and other proposals, see the Company’s proxy statement for the 2011 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 5, 2011. Set forth below are the final voting results for each of the proposals.

Proposal 1 — Election of Directors

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Fredric W. Corrigan	308,811,522	7,545,989	2,044,651	79,431,864
Richard K. Davis	311,790,181	4,484,893	2,127,119	79,431,864
Benjamin G.S. Fowke III	310,787,689	5,666,170	1,948,334	79,431,864
Richard C. Kelly	307,393,453	9,225,266	1,783,474	79,431,864
Albert F. Moreno	307,557,022	6,828,498	2,016,672	79,431,864
Christopher J. Policinski	308,787,376	7,401,185	2,213,632	79,431,864
A. Patricia Sampson	306,219,235	10,170,484	2,012,474	79,431,864
James J. Sheppard	311,900,064	4,415,842	2,086,287	79,431,864
David A. Westerlund	309,145,419	7,193,298	2,063,476	79,431,864
Kim Williams	311,792,692	4,507,918	2,101,583	79,431,864
Timothy V. Wolf	311,925,175	4,390,016	2,087,002	79,431,864

Proposal 2 — Proposal to increase the number of shares under the Xcel Energy Inc. Non-Employee Directors’ Stock Equivalent Plan from 750,000 to 2,750,000.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
293,845,297	21,729,207	2,827,688	79,431,864

Proposal 3 — Proposal to amend the Company’s’ Restated Articles of Incorporation to eliminate cumulative voting in the election of directors.

Common Stock and Preferred Stock, voting together (reflects each share of Cumulative Preferred Stock Series A $3.60 being entitled to three votes per share)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
224,102,363	91,500,708	2,798,322	79,432,664

Common Stock, voting separately

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
223,588,694	91,184,916	2,788,440	78,870,084

Preferred Stock (all series), voting separately (reflects each share of Cumulative Preferred Stock Series A $3.60 being entitled to three votes per share)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
513,669	315,792	9,882	562,580

Cumulative Preferred Stock Series A $3.60, voting separately (each share is entitled to three votes per share)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
255,378	163,530	5,859	283,398

Cumulative Preferred Stock Series B $4.08, voting separately

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,804	28,795	1,420	73,675

Cumulative Preferred Stock Series C $4.10, voting separately

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
96,728	7,376	920	53,605

Cumulative Preferred Stock Series D $4.11, voting separately

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
45,274	45,588	433	86,476

Cumulative Preferred Stock Series E $4.16, voting separately

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
48,511	12,766	200	25,631

Cumulative Preferred Stock Series G $4.56, voting separately

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,974	57,737	1,050	39,795

Proposal 4 — Proposal to approve other amendments to, and the restatement of, the Company’s Restated Articles of Incorporation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
380,380,493	11,716,960	5,736,604	0

Proposal 5 — Advisory vote on the frequency of future votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
264,544,751	5,245,483	45,496,838	3,115,120	79,431,864

Proposal 6 — Advisory vote on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
288,620,143	17,541,347	12,240,702	79,431,864

Proposal 7 — Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
390,909,531	5,123,919	1,800,606	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.01	Amended and Restated Articles of Incorporation of Xcel Energy, as filed on May 20, 2011.

99.01	Press Release dated May 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2011	Xcel Energy Inc. (a Minnesota corporation)

/s/ Cathy J. Hart
Cathy J. Hart
Vice President and Corporate Secretary

Exhibit Index

3.01	Amended and Restated Articles of Incorporation of Xcel Energy, as filed on May 20, 2011.

99.01	Press Release dated May 18, 2011.